Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 2014 (this “Amendment No. 2”), is by and among Wells Fargo Bank, National Association, in its capacity as administrative and collateral agent (in such capacity, “Administrative Agent”) for the parties to the Credit Agreement (as defined below) as lenders (individually, each a “Lender” and collectively, “Lenders”), SUPERVALU Inc., a Delaware corporation (the “Lead Borrower”), the Subsidiaries of Lead Borrower party thereto as borrowers (each a “Borrower” and collectively, together with the Lead Borrower, the “Borrowers”), and the obligors party thereto as guarantors (each individually a “Guarantor” and collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Administrative Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Credit Agreement, dated as of March 21, 2013, by and among Administrative Agent, Lenders, Borrowers and Guarantors (as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Loan Documents”);

WHEREAS, Borrowers and Guarantors have requested that Administrative Agent and Lenders agree to make certain amendments to the Credit Agreement, and Administrative Agent and Lenders are willing to agree to make such amendments, subject to terms and conditions set forth herein; and

WHEREAS, by this Amendment No. 2, Administrative Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions.

(a)  Additional Definitions. The Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include the following defined term:

“Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated as of September 30, 2014, by and among Administrative Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b)  Amendments to Definitions. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:

“Maturity Date” means September 30, 2019 or such earlier date as provided in Section 2.07.

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(c)  Interpretation. For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 2.

2.  Repayment of Loans. Section 2.07 of the Credit Agreement is hereby amended by deleting the words “Reserved” in clause (c) of Section 2.07 and replacing it with the following:

(c)  Notwithstanding the foregoing, in the event that there are any obligations outstanding under the Term Loan Facility on the date ninety (90) days prior to the scheduled maturity date of the Term Loan Facility, then the Obligations shall become immediately due and payable in full, and the Maturity Date for purposes of this Agreement shall be, such date ninety (90) days prior to the scheduled maturity date of the Term Loan Facility.

3.   Representations and Warranties.  Each Loan Party, jointly and severally, represents and warrants with and to Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, being a continuing condition of the making of any Loans by Lenders (or Administrative Agent on behalf of Lenders) to Borrowers:

(a)  As of the date of this Amendment No.2, and after giving effect thereto, no Default or Event of Default exists or has occurred and is continuing.

(b)  This Amendment No. 2 has been duly authorized, executed and delivered by all necessary action on the part of each Loan Party which is a party hereto and, if necessary, their respective equity holders and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of each Loan Party contained herein constitute legal, valid and binding obligations of each Loan Party, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)  The execution, delivery and performance of this Amendment No. 2 is within each Loan Party’s corporate, limited liability company or limited partnership powers.

(d)  None of the execution, delivery and/or performance of this Amendment No. 2 is in contravention of law or the terms of any Loan Party’s certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking to which any Borrower or Guarantor is a party or by which any Loan Party or its property are bound.

(e)  The resolutions of the Board of Directors or Managers of each Loan Party delivered to Agent by such Loan Party on the date of the effectiveness of the Credit Agreement have not been revoked and are in full force and effect.

(f)  All of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

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4.  Conditions Precedent. The amendments contained herein shall only be effective upon satisfaction of each of the following conditions precedent in a manner satisfactory to Administrative Agent:

(a)  Administrative Agent shall have received counterparts of this Amendment No. 2, as duly authorized, executed and delivered by Borrowers, Guarantors and Lenders;

(b)  Administrative Agent shall have received the Amendment No. 2 Fee Letter by and among Administrative Agent and Lead Borrower, as duly authorized, executed and delivered by Lead Borrower;

(c)  Administrative Agent shall have received payment in full in cash of the fees required to be paid pursuant to the Amendment No. 2 Fee Letter referred to above;

(d)  Administrative Agent shall have received a certificate of a Responsible Officer of Lead Borrower as to (i) the absence of any amendment to its articles of incorporation since certified copies of such articles were delivered to the Administrative Agent on the Closing Date, and (ii) certified copies of resolutions and delegations of authority authorizing this Amendment No. 2 and the transactions contemplated therein and herein; and

(e)  As of the date of this Amendment No. 2 and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing.

5.   Effect of Amendment No. 2.  Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms that its guarantee of the Obligations is in full force and effect in accordance with its terms and is hereby ratified and confirmed and such continuing liability shall not be affected by this Amendment No. 2, nor shall anything contained in this Amendment No. 2 be deemed to limit or otherwise affect its obligations under such guarantee. To the extent of conflict between the terms of this Amendment No. 2 and the other Loan Documents, the terms of this Amendment No. 2 shall control.  The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.  This Amendment No. 2 is a Loan Document.  The Credit Agreement remains in full force and effect, and nothing contained in this Amendment No. 2 will constitute a waiver of any right, power or remedy under the Credit Agreement.

6.   Governing Law.  The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

7.   Jury Trial Waiver.  LOAN PARTIES, ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO, EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 2 OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS

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RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. LOAN PARTIES, ADMINISTRATIVE AGENT AND EACH LENDER PARTY HERETO, EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT LOAN PARTIES, ADMINISTRATIVE AGENT OR ANY LENDER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 2 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

8.   Binding Effect.  This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9.   Waiver, Modification, Etc. No provision or term of this Amendment No. 2 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

10. Further Assurances.  Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Administrative Agent to effectuate the provisions and purposes of this Amendment No. 2.

11. Entire Agreement.  This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

12. Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

13. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2.  Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

BORROWERS:

SUPERVALU INC.

By:	/s/ Bruce H. Besanko
Name:	Bruce H. Besanko
Title:	Executive Vice President and Chief Financial Officer

ADVANTAGE LOGISTICS - SOUTHEAST, INC.
FF ACQUISITION, L.L.C.
FOODARAMA LLC RICHFOOD, INC.
SHOP ‘N SAVE ST. LOUIS, INC.
SHOP ‘N SAVE WAREHOUSE FOODS, INC.
SHOPPERS FOOD WAREHOUSE CORP.
SUPERVALU HOLDINGS, INC.
SUPERVALU HOLDINGS - PA LLC
By: SUPERVALU Holdings, Inc., its sole member
SUPERVALU PHARMACIES, INC.
W. NEWELL & CO., LLC

By:	/s/ Bruce H. Besanko
Name:	Bruce H. Besanko
Title:	Vice President

CHAMPLIN 2005 L.L.C.
SUPERVALU GOLD, LLC

By: SUPERVALU INC., its sole member

By:	/s/ Bruce H. Besanko
Name:	Bruce H. Besanko
Title:	Executive Vice President and Chief Financial Officer

MORAN FOODS, LLC

By:	/s/ Ritchie L. Casteel
Name:	Ritchie L. Casteel
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

SAVE-A-LOT TYLER GROUP, LLC

By:	/s/ Ritchie L. Casteel
Name:	Ritchie L. Casteel
Title:	Chairman, President and Chief Executive Officer

GUARANTORS:

BUTSON’S ENTERPRISES, INC.
RICHFOOD HOLDINGS, INC.
RICHFOOD PROCUREMENT, L.L.C.
SCOTT’S FOOD STORES, INC.
SFW HOLDING CORP.
SFW LICENSING CORP.
SUPER RITE FOODS, INC.
SUPERMARKET OPERATORS OF AMERICA INC.
SVH REALTY, INC.

By:	/s/ Bruce H. Besanko
Name:	Bruce H. Besanko
Title:	Vice President

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[Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement]

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AGENT AND LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Issuer, as a Lender and as Swing Line Lender

By:	/s/ Joseph Burt
Name:	Joseph Burt
Title:	Director

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[Amendment No. 2 to Amended and Restated Credit Agreement]

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK NEDERLAND” NEW YORK BRANCH, as LC Issuer and as a Lender

By:	/s/ James Purky
Name:	James Purky
Title:	Vice President

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

[Amendment No. 2 to Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as LC Issuer and as a Lender

By:	/s/ Lisa N. Freeman
Name:	Lisa N. Freeman
Title:	Senior Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Director

[Amendment No. 2 to Amended and Restated Credit Agreement]

RBS CITIZENS BUSINESS CAPITAL, A DIVISION OF RBS ASSET FINANCE, INC., as a Lender

By:	/s/ Seth Rogers
Name:	Seth Rogers
Title:	Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Louis Alexander
Name:	Louis Alexander
Title:	Attorney in Fact

[Amendment No. 2 to Amended and Restated Credit Agreement]

MUFG UNION BANK, N.A., as a Lender

By:	/s/ Brent Housteau
Name:	Brent Housteau
Title:	Director

[Amendment No. 2 to Amended and Restated Credit Agreement]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

[Amendment No. 2 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Matthew Potter
Name: Matthew Potter
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Amendment No. 2 to Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, as a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Amendment No. 2 to Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as
LC Issuer and as a Lender

By:	/s/ Adam Moss
Name: Adam Moss
Title: Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement]

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION, as a Lender

By:	/s/ Brent Phillips
Name: Brent Phillips
Title: Senior Vice President

[Amendment No. 2 to Amended and Restated Credit Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a
Lender

By:	/s/ John Finore
Name: John Finore
Title: Vice President

By:	/s/ Uri Sky
Name: Uri Sky
Title: VP

[Amendment No. 2 to Amended and Restated Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Peter F. Crispino
Name: Peter F. Crispino
Title: Duly Authorized Signatory

[Amendment No. 2 to Amended and Restated Credit Agreement]